UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2024
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AMETEK, Inc.
(Exact name of registrant as specified in its charter)
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Delaware		1-12981	14-1682544
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

1100 Cassatt Road
Berwyn,	Pennsylvania		19312
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (610) 647-2121
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value (voting)	AME	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 16, 2024, AMETEK, Inc. (the “Company”) announced that William J. Burke, Executive Vice President and Chief Financial Officer, intends to retire effective April 2, 2024. He will remain with the Company through April 2025 in the role of strategic advisor to facilitate the transition of his responsibilities.

The Company also announced that Dalip M. Puri was elected Executive Vice President and Chief Financial Officer of the Company effective April 2, 2024, assuming Mr. Burke’s position. Mr. Puri, 51, currently serves as Senior Vice President – Operational Finance of the Company, a position he has held since September 1, 2023. Prior, Mr. Puri held the position of Vice President – Operational Finance of the Company from July 2023 to September 2023. From October 2021 to July 2023, Mr. Puri held the position of Vice President – Group Controller. From August 2017 to October 2021, Mr. Puri held the position of Vice President – Treasurer.

There is no arrangement or understanding between Mr. Puri and any other person pursuant to which he was selected Executive Vice President and Chief Financial Officer of the Company, there is no family relationship between Mr. Puri and any Director or Officer of the Company, and Mr. Puri is not a party to any transaction in which the Company is a participant. Mr. Puri will be an executive officer of the Company in his new role.

A copy of the Company’s press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 16, 2024, “AMETEK Executive Vice President and Chief Financial Officer William J. Burke to Retire”

99.2	Press Release dated January 16, 2024, “AMETEK Promotes Dalip M. Puri to Executive Vice President and Chief Financial Officer”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMETEK, Inc.

January 16, 2024	By:	/s/ THOMAS M. MONTGOMERY
Name: Thomas M. Montgomery
Title: Senior Vice President - Comptroller